Financial Assets at Fair Value Through Other Comprehensive Income - Summary of Financial Assets at Fair Value Through Other Comprehensive Income (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2023 TWD ($)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 TWD ($)
Financial assets at fair value through other comprehensive income [abstract]
Investments in equity instruments at FVTOCI	$ 620,831	$ 20,275	$ 482,559
Investments in debt instruments at FVTOCI	1,042,906	34,060	1,059,712
Total	$ 1,663,737	$ 54,335	$ 1,542,271